SUPPLEMENT TO PROSPECTUS
                            FOR THE JNL SERIES TRUST


The Shareholders of the JNL Series Trust (the "Trust") approved the following proposals at a Special Meeting held on April 24, 1998:

     (1) Election of two trustees;

     (2) With respect to the Salomon Brothers/JNL U.S. Government & Quality Bond Series, approval of a new Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc;

     (3) With respect to the Salomon Brothers/JNL Global Bond Series, approval of a new Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc and a new Sub-Advisory Consulting Agreement among Jackson National Financial Services, Inc., Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited;

     (4) Approval of a modification to the investment policy concerning diversification to read as follows: "It shall be a fundamental policy that each Series, except the JNL Capital Growth, Lazard/JNL Small Cap Value and Lazard/ JNL Mid-Cap Value Series, shall be a `diversified company', as such term is defined in the Investment Company Act of 1940, as amended";

     (5) Approval of the elimination of investment restriction number 8 which states that no Series may "purchase or retain the securities of any issuer if any of the officers, trustees or directors of all Series or the investment adviser or sub-adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer"; and

     (6) Ratification of the Board of Trustees' selection of Price Waterhouse LLP as independent accountants for the Trust for the year ending December 31, 1998.


This Supplement is dated April 24, 1998.